EXHIBIT 23.2





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-81270) of Simclar, Inc. (formerly known as Techdyne, Inc.) of our report dated March 27, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSE LLP
---------------------------------------------

March 29, 2004